Exhibit 99.1 Northern Trust Wealth Management THE POWER OF PURPOSE Capturing the Opportunity with Excellence in Execution PRESENTED BY: Steve Fradkin President, Wealth Management northerntrust.com | © 2019 Northern Trust

FORWARD-LOOKING STATEMENTS This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements. northerntrust.com | © 2019 Northern Trust 1

NORTHERN TRUST CORPORATION SERVICE Relentless drive to provide exceptional service. Wealth Asset Management Management EXPERTISE CLIENTS Resolving complex challenges with world class capabilities. Asset Servicing INTEGRITY Consistently acting with the highest ethics, utmost honesty and unfailing reliability. northerntrust.com | © 2019 Northern Trust 2

NORTHERN TRUST BENEFITS FROM TWO COMPLEMENTARY SEGMENTS 1 WEALTH MANAGEMENT 2 CORPORATE & INSTITUTIONAL SERVICES $1,581 Total Fees $2,173 Total Fees $2,504 Total Revenue (FTE) $3,582 Total Revenue (FTE) 41% Total Revenue as a % of Company 59% Total Revenue as a % of Company $1,060 Pre-Tax Income (FTE) $1,158 Pre-Tax Income (FTE) 48% Pre Tax Income as a % of Company 52% Pre Tax Income as a % of Company NOTE: Data is for the 12 months ended December 31, 2018, as presented in the 2018 Annual Report on Form 10-K. Revenue and Pre Tax Income as a % of Company excludes “Treasury & Other” segment results. $ millions. northerntrust.com | © 2019 Northern Trust 3

NORTHERN TRUST IS WINNING IN WEALTH MANAGEMENT Northern Trust’s brand reinforces consistent service, excellence, expertise and integrity Northern Trust offers its clients a unique combination of intellectual capital, technology, experience and capabilities These integrated offerings position Northern Trust well to capture the significant opportunity that exists in the Wealth Management business northerntrust.com | © 2019 Northern Trust 4

OUR DIFFERENTIATION IS REFLECTED IN STRONG SEGMENT PERFORMANCE NORTHERN TRUST WEALTH MANAGEMENT VS. INDUSTRY PEERS 2008 2018 2018 2018 2018 2018 2018 2018 Competitor Competitor Competitor Competitor Competitor Competitor A B C D E F ROE - Total Company 16.0% 16.2% 11.1% 12.6% 17.9% 10.6% 8.6% 11.1% Pre-Tax Margin 25.7% 42.3% 26.2 26.1% 27.6% 19.4% 21.0% n/a YoY Revenue Growth 3.4% 9.2% 2.4% 1.7% 4.6% 4.1% (4.1%) 2.1% Fee Growth 1.5% 9.0% 8.7% 3.2% 4.9% 6.8% 0.6% 5.8% In many aspects, Northern Trust’s financial performance in 2008 rivaled our peers’ performance a decade later in 2018 Metrics for Wealth Management, unless otherwise stated, and sourced from company annual reports on Form 10-K. Peer set data sourced from company reports filed with the U.S. Securities and Exchange Commission and includes Morgan Stanley, JPMorgan, Bank of America, UBS, Wells Fargo and BNY Mellon. northerntrust.com | © 2019 Northern Trust 5

THE MARKET OPPORTUNITY IS BIG AND GROWING INDUSTRY SNAPSHOT OF NORTH AMERICA WEALTH MANAGEMENT BY SEGMENT UPPER HIGH NET WORTH Wealth Advisory ULTRA HIGH 2023 - $20MM - $100MM NET WORTH Wealth Advisory, GFO HIGH NET WORTH North America Wealth market is large Private Client Advisory >$100MM MASS AFFLUENT 9.6% CAGR (>$90 trillion) and growing with a Personal Client Services $1MM - $20MM projected compound annual growth rate $250K - $1MM 6.9% CAGR of 5% through 2023 5.7% CAGR The United States remains an attractive 3.6% CAGR Northern Trust focuses upmarket Industry Projected CAGR 2018 CAGR Projected Industry region with more than 33% of on the fastest growing wealth segments worldwide millionaires and 28% of worldwide billionaires AUM per Client northerntrust.com | © 2019 Northern Trust Source: 2019 BCG Global Wealth Report. 2018-2023 CAGR for $0-$1M is 4.8% 6

NORTHERN TRUST’S SUCCESS UPMARKET IS EVIDENT IN GLOBAL FAMILY OFFICE GROWTH Northern Trust Global Family Office serves over 30% of Forbes 400 families – in addition to other comparable families GFO ASSETS UNDER MANAGEMENT & ASSETS UNDER CUSTODY ($ billions) 5-Year CAGR 10% and 5%* AUM AUC 3-Year CAGR 10% and 8%* *For AUM and AUC, respectively $423 $406 $452 $315 $324 $321 $348 $54 $57 $62 $69 $87 $84 $87 2013 2014 2015 2016 2017 2018 YTD 2019 GFO GLOBAL TRUST FEES ($ millions) 5-Year CAGR 11% 3-Year CAGR 14% $226 $251 $151 $169 $193 $152 $129 2013 2014 2015 2016 2017 2018 YTD 2019 NOTE: CAGR calculated through 2018. YTD 2019 not included. Data is sourced from company annual reports on Form 10-K. northerntrust.com | © 2019 Northern Trust 7

OUR CHOICES, CAPABILITIES AND EXECUTION HAVE ENABLED US TO WIN 35% Best Private Bank for increase in Goals Driven 27 Technology in N. America US offices closed Wealth Management Financial Times Group, 2018 years experience, from 2008-2018 AUM over the past year 130+ adapting offerings to client needs Our depth of experience and data gives us a significant competitive advantage, enabling us to choose when, where and how to compete. America’s +37% Best Private average revenue/FTE +11% Bank in the US Best Banks increase in overall client increase from 2014-2019 Financial Times Group, 2018 Forbes, 2017 satisfaction from 2015-2019 new offices expected to open in the US in Best Private Bank for 43,000+ total Goals Driven Wealth the next year +2 Family Offices Management training Financial Times Group, 2017 and 2018 hours completed northerntrust.com | © 2019 Northern Trust 8

THE SUM OF THESE FACTORS SETS NORTHERN TRUST APART FROM PEERS DEPTH & BREADTH OF 130+ YEARS OF “WE FIRM” USE OF DATA & CAPABILITIES EXPERIENCE CULTURE ANALYTICS northerntrust.com | © 2019 Northern Trust 9

NORTHERN TRUST CONTINUES TO BE DRIVEN BY THE POWER OF PURPOSE Our holistic financial solutions architect, integrate and optimize the major factors that affect familial wealth. We embrace collaboration with clients and their advisors. The sum of these parts, coordinated in a thoughtful, deliberate and strategic manner enables our clients to Achieve Greater. Relationships for Northern Trust are sacrosanct and integral to optimizing results for our clients, communities, shareholders and partners. northerntrust.com | © 2019 Northern Trust 10

NORTHERN TRUST CORPORATION: PROFITABILITY AND RETURNS 16.2% 15.9% Return on Equity 14.0% 12.6% 11.5% 11.9% 33.6% 9.5% 10.0% 26.3% 115% 105% 2013 2014 2015 2016 2017 2018 1Q19 2Q19 Pre-tax Margin Noninterest Expense as a % of Trust & Investment Fees northerntrust.com | © 2019 Northern Trust 11

LONG-TERM SUCCESS THROUGH A FOCUSED STRATEGY . Relationship-focused strategy . Leader in attractive markets ACHIEVE . History of organic growth . Proven record of investing for long-term GREATER growth and profitability northerntrust.com | © 2019 Northern Trust 12

© 2019 Northern Trust Corporation. Headquarters: 50 South La Salle Street, Chicago, Illinois 60603 U.S.A. Incorporated with limited liability in the United States. This information, including any information regarding specific investment products or strategies, does not take into account the reader’s individual needs and circumstances and should not be construed as an offer, solicitation or recommendation to enter into any transaction or to utilize a specific investment product or strategy. Certain affiliates of Northern Trust may be utilized in providing investment management services, including Northern Trust Investments, Inc. and 50 South Capital Advisors, LLC, which are registered under the Investment Advisers Act of 1940. Securities products and services are offered by Northern Trust Securities, Inc., member FINRA, SIPC, and a wholly owned subsidiary of Northern Trust Corporation. northerntrust.com | © 2019 Northern Trust